                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 6, 2002
                                                        ----------------



                          Williams Energy Partners L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                     1-16335                73-1599053
        --------                     -------                ----------
    (State or other                (Commission           (I.R.S. Employer
    jurisdiction of                File Number)         Identification No.)
    incorporation)



                   One Williams Center, Tulsa, Oklahoma       74172
                   ----------------------------------------------------
               (Address of principal executive offices)     (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

         Williams Energy Partners L.P. (the "Partnership") wishes to disclose for Regulation FD purposes its press release dated December 6, 2002, filed herewith as Exhibit 99.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           WILLIAMS ENERGY PARTNERS L.P.

                                           By: WEG GP LLC, its General Partner



Date: December 6, 2002                         /s/    Brian K. Shore
                                               --------------------------------
                                               Name:  Brian K. Shore
                                               Title: Corporate Secretary

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99              Copy of the Partnership's press release dated December 6,
                  2002.






                                       3